Subsequent events	6 Months Ended
Feb. 28, 2025
Subsequent events
Subsequent events

23. Subsequent events

On March 6, 2025, a suit was filed against the Company in the New York state courts alleging that, in December 2024, the Company improperly converted certain Series A Convertible Preferred Shares held by the plaintiffs. The Company received notice of such suit on March 17, 2025. The suit claims that the floor for the conversion price of the Series A Convertible Preferred Shares should not have been adjusted from US$0.30 to US$40.50 as a result of the cumulative 1:135 reverse stock splits that were enacted in 2024, but rather that such floor should have remained at US$0.30. Consequently, the plaintiffs claim that the conversion price for the Series A Convertible Preferred Shares should have been US$1.23 instead of the US$40.50 at which they were converted. The plaintiffs in this litigation are seeking approximately 101,600 of the Company’s Voting Common Shares as well as liquidated damages on the date of their filing of approximately US$2 million. The Company vigorously disagrees with this assertion and is prepared to defend itself in this matter.

During the months of March and April 2025, the Company issued a total of 6,318 Voting Common Shares to third parties in exchange for marketing services and board fees provided to the Company.

On March 31, 2025, the Company implemented a reverse stock split, consolidating every 10 Voting Common shares into 1 Voting Common Share. As a result of the round up feature for fractional shares, the Company issued an additional 65,664 Voting Common Shares.